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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 21, 2001

                         True North Communications Inc.
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             (exact name of registrant as specified in its charter)

Delaware                              1-5029                    36-1088161
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


101 East Erie Street, Chicago, Illinois                       60611-2897
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:         (312) 425-6500
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                                (Not Applicable)
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           Former name or former address, if changed since last report



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     Item 9. Regulation FD Disclosure

     On May 21, 2001, the registrant issued a release in the form attached to this Report as Exhibit 99.1.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits:

     99.1 Press Release dated May 21, 2001


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TRUE NORTH COMMUNICATIONS INC.

                                            By  /s/ Kevin J. Smith
                                               ---------------------------------
                                                    Kevin J. Smith
                                               Chief Financial Officer

Dated:   May 21, 2001


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                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press Release dated May 21, 2001



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